Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3, CONSENT, WAIVER AND AGREEMENT dated as of August 1, 2007 (this “Amendment”), to the Credit Agreement dated as of April 1, 2005, as amended by Amendment No. 1, Consent, Waiver and Agreement dated as of August 19, 2005 and Amendment No. 2, Consent, Waiver and Agreement dated as of March 7, 2007 (as so amended, the “Credit Agreement”), among AMI SEMICONDUCTOR, INC., a Delaware corporation (the “Borrower”), AMIS HOLDINGS, INC., a Delaware corporation (“Holdings”), the Lenders (as defined in Article I of the Credit Agreement) and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent” ) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. Holdings and the Borrower have requested (i) certain amendments to the Credit Agreement and (ii) that the Lenders waive compliance by Holdings and the Borrower with certain provisions of the Credit Agreement as set forth herein, and the applicable Lenders are willing to agree to such amendments and grant such waivers, in each case on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Amendment. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Consent and Waiver. (a) The Required Lenders hereby consent to the Designated Intellectual Property Transfers (as defined below), and hereby waive compliance by Holdings and the Borrower with the provisions of Sections 6.05 and 6.07 of the Credit Agreement to the extent (but only to the extent) necessary to sell, license, sublicense or otherwise transfer the assets in respect of the Designated Intellectual Property Transfers.

(b) The Required Lenders and the Requisite Term Lenders (as defined below) hereby waive compliance by the Borrower with the provisions of Section 2.13(b) of the Credit Agreement to the extent (but only to the extent) that such Section would otherwise require the Borrower to prepay Term Loans with the Net Cash Proceeds of the Designated Intellectual Property Transfers. For purposes of this Amendment, “Requisite Term Lenders” shall mean Term Lenders under the Credit Agreement holding a majority of the aggregate principal amount of outstanding Term Loans.

(c) The Required Lenders and the Requisite Term Lenders hereby waive compliance by the Borrower with the provisions of Section 2.13(c) of the Credit Agreement to the extent (but only to the extent) that such Section would otherwise require the Borrower to prepay Term Loans with the proceeds from the Convertible Notes Offering (as defined below).

SECTION 3. Amendments. (a) The definition of “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Percentage” shall mean, for any day, (a) with respect to any Eurodollar Term Loan or ABR Term Loan, as the case may be, the applicable percentage set forth below under the caption “Eurodollar Spread–Term Loans” or “ABR Spread–Term Loans”, as the case may be, based upon the satisfaction of the Specified Ratings Condition as of the relevant date of determination:

Satisfaction of Specified Ratings Condition	Eurodollar Spread – Term Loans	ABR Spread– Term Loans
Specified Ratings Condition is not satisfied	2.75%	1.75%

Specified Ratings Condition is satisfied	2.00%	1.00%

(b) with respect to any Eurodollar Revolving Loan or ABR Revolving Loan (including for this purpose each Swingline Loan), as the case may be, the applicable percentage set forth below under the caption “Eurodollar Spread–Revolving Loans” or “ABR Spread–Revolving Loans”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination; provided that, in the event that the Specified Ratings Condition is not satisfied, and for so long as the Specified Ratings Condition shall not be satisfied, such applicable percentage shall be 75 basis points greater than the applicable percentage set forth below:

Leverage Ratio	Eurodollar Spread– Revolving Loans	ABR Spread– Revolving Loans
Category 1 Equal to or greater than 2.0 to 1.0	2.25%	1.25%

Category 2 Equal to or greater than 1.0 to 1.0, but less than 2.0 to 1.0	2.00%	1.00%

Category 3 Less than 1.0 to 1.0	1.75%	0.75%

Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all applicable Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, the Leverage Ratio shall be deemed to be in Category 2 for purposes of determining the Applicable Percentage (unless the Leverage Ratio in effect immediately prior to such failure was in Category 1, in which case the Leverage Ratio shall remain in Category 1 until delivery of such financial statements and certificate) and (b) at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.

Notwithstanding anything in this Agreement to the contrary, the Specified Ratings Condition with respect to the Term Loans and the Revolving Loans, as applicable, shall in no event be considered to be or remain satisfied (a) at any time after the occurrence and during the continuance of an Event of Default or (b) following the first Business Day after the occurrence of a Ratings Event or a Ratings Withdrawal. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Required Lenders shall negotiate in good faith to amend the definition of the term “Specified Ratings Condition” to reflect such changed rating system, or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Percentage with respect to the (a) Term Loans shall be the Applicable Percentage in effect immediately prior to such change or unavailability and (b) Revolving Loans shall be determined without regard to whether or not the Specified Ratings Condition shall have been satisfied.

(b) The definition of “Permitted Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting a new sub-clause (w) to clause (iii) of the proviso to such definition that reads as follows: “(w) $225,000,000 for acquisitions financed with the Net Cash Proceeds of the Convertible Notes Offering (less the amount of such Net Cash Proceeds that has previously been used to finance a repurchase of Equity Interests of Holdings pursuant to Section 6.06(g))”.

(c) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical order:

“Amendment No. 2” shall mean Amendment No. 2, Consent, Waiver and Agreement dated as of March 7, 2007, to this Agreement.

“Amendment No. 3” shall mean Amendment No. 3, Consent, Waiver and Agreement dated as of August 1, 2007, to this Agreement.

“Amendment No. 3 Effective Date” shall mean the date on which Amendment No. 3 becomes effective in accordance with its terms.

“Convertible Cash Settlement Payment” shall mean any payment of the cash portion of the settlement amount required to be paid to any holder of Convertible Notes upon the conversion thereof in accordance with the terms of the Convertible Note Documents.

“Convertible Note Documents” shall mean the indenture under which the Convertible Notes are issued and all other instruments, agreements and other documents evidencing or governing the Convertible Notes or providing for any right in respect thereof.

“Convertible Notes” shall mean convertible notes of Holdings that (a) mature on or after, and require no scheduled payments of principal prior to, the date that is three months after Term Loan Maturity Date, (b) are in an initial aggregate principal amount of up to $225,000,000 and (c) have other terms reasonably acceptable to the Administrative Agent.

“Convertible Notes Offering” shall mean the offering and sale by Holdings of the Convertible Notes.

“Designated Intellectual Property Transfer” shall mean the transfer or license by Holdings, the Borrower and any Subsidiary Guarantor, for reasonably adequate consideration, of intellectual property owned by such person, to one or more Foreign Subsidiaries (provided that, notwithstanding anything herein or in Amendment No. 2 to the contrary, the aggregate fair market value (as determined in good faith by the Board of Directors of the Borrower) of all intellectual property so transferred shall not exceed $75,000,000).

“Permitted Holdings Debt” shall mean unsecured Indebtedness of Holdings that (a) is not guaranteed by the Borrower or any Subsidiary, (b) does not mature prior to the first anniversary of the Term Loan Maturity Date, (c) has no scheduled amortization or payments of principal (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemption provisions satisfying the requirements of clause (e) hereof), (d) other than in respect of any such Indebtedness that has terms substantially similar to those of the Convertible Notes, does not require any payments in cash of interest or other amounts in respect of the principal thereof prior to the earlier to occur of (i) the date that is five years from the date of the issuance or incurrence thereof and (ii) the first anniversary of the Term Loan Maturity Date, and (e) that has mandatory prepayment, repurchase or redemption, covenant, default and remedy provisions customary for senior notes of an issuer that is the parent of a borrower under senior secured credit facilities, and in any event, with respect to covenant, default and remedy provisions, no more restrictive than those set forth in the Convertible Note Documents taken as a whole; provided that any such Indebtedness shall constitute Permitted Holdings Debt only if both before and after giving effect to the issuance or incurrence thereof, no Default or Event of Default shall have occurred and be continuing.

“Specified Foreign Subsidiary Debt” shall have the meaning given to such term in Section 6.01(j).

“Specified Ratings Condition” shall mean that the Borrower shall have in effect a corporate family rating of Ba3 or higher from Moody’s and a corporate rating of BB- or higher from S&P (the “Specified Ratings”); provided that the Specified Ratings Condition shall only remain satisfied for so long as (x) neither Moody’s nor S&P shall have reduced its corporate family/corporate rating of the Borrower to a ratings category below the Specified Ratings, (y)(i) Moody’s shall not have placed the corporate family rating of the Borrower on “Negative Outlook or Watch Downgrade” (or any comparable designation employed in the future by Moody’s) at any time that the Borrower’s corporate family rating is Ba3 and (ii) S&P shall not have placed the corporate rating of the Borrower on “CreditWatch negative” (or any comparable designation employed in the future by S&P) at any time that the Borrower’s corporate rating is BB- (any of the events described in clauses (x) or (y), a “Ratings Event”) and (z) neither Moody’s nor S&P shall have withdrawn its rating of the Borrower (a “Ratings Withdrawal”).

(d) Section 2.13(e) of the Credit Agreement is hereby amended by inserting the words (1) “or incurrence” immediately following the words “from the issuance” in the second line thereof, (2) “and Specified Foreign Subsidiary Debt” immediately following the words “Other Permitted Subordinated Debt” in the third and fourth lines thereof, (3) “, incurrence” immediately following the words “any issuance” in the ninth line thereof and (4) “or Specified Foreign Subsidiary Debt” immediately following the words “Other Permitted Subordinated Debt” in the ninth and tenth lines thereof.

(e) Section 3.13 of the Credit Agreement is hereby amended by (1) inserting the words “(other than any Revolving Loans made in respect of increased Revolving Credit Commitments established pursuant to Section 2.24)” immediately following the words “Revolving Loans” in the fourth line thereof, (2) inserting the words “, but that no proceeds of any Revolving Loans made in respect of increased Revolving Credit Commitments established pursuant to Section 2.24 shall be used by the Borrower to purchase or otherwise acquire the common Equity Interests of Holdings or by the Borrower to finance a Dividend to Holdings for the purpose of enabling Holdings to make any such purchase or other acquisition or to finance any Dividend to Holdings for the purpose of redeeming or otherwise acquiring for value any Convertible Notes or making any Convertible Cash Settlement Payment, or any other Dividend to Holdings” immediately following the words “purpose of the Borrower” in the sixth line thereof and (3) inserting the words “(it being understood and agreed that no such proceeds shall be used by the Borrower to purchase or otherwise acquire the common Equity Interests of Holdings or by the Borrower to finance a Dividend to Holdings for the purpose of enabling Holdings to make any such purchase or other acquisition or to finance any Dividend to Holdings for the purpose of redeeming or otherwise acquiring for value any Convertible Notes or making any Convertible Cash Settlement Payment, or any other Dividend to Holdings)” immediately following the words “Assumption Agreement” in the eighth line thereof.

(f) Section 5.08 of the Credit Agreement is hereby amended by (1) inserting the words “(other than any Revolving Loans made in respect of increased Revolving Credit Commitments established pursuant to Section 2.24)” immediately following the words “Revolving Loans” in the fourth line thereof and (2) inserting the words “, but that no proceeds of any Revolving Loans made in respect of increased Revolving Credit Commitments established pursuant to Section 2.24 or any Incremental Term Loans shall be used by the Borrower to purchase or otherwise acquire the common Equity Interests of Holdings or by the Borrower to finance a Dividend to Holdings for the purpose of enabling Holdings to make any such purchase or other acquisition or to finance any Dividend to Holdings for the purpose of redeeming or otherwise acquiring for value any Convertible Notes or making any convertible Cash Settlement Payment, or any other Dividend to Holdings” immediately following the words “purpose of the Borrower” in the sixth line thereof.

(g) Section 6.01 of the Credit Agreement is hereby amended by (1) (i) replacing the word “and” with a comma and (ii) inserting the words “and (o)” immediately following the reference to paragraph (m), in each case in the second line of paragraph (n) thereof, (2) inserting the words “(provided that the Foreign Subsidiaries may incur up to an additional $55,000,000 of Indebtedness in the aggregate for the purpose of financing Designated Intellectual Property Transfers (any such additional Indebtedness, “Specified Foreign Subsidiary Debt”))” immediately following the words “not exceed $20,000,000” in the fourth line of paragraph (j) thereof, and (3) relabeling the current paragraph (o) as paragraph (p) and (3) inserting the following new paragraph (o) immediately after paragraph (n):

“(o) Indebtedness in respect of (i) the Convertible Notes and (ii) Permitted Holdings Debt incurred to refinance the Convertible Notes in accordance with Section 6.01(n) as contemplated by Section 6.06(i);”

(h) Section 6.04 of the Credit Agreement is hereby amended by (1) deleting the word “and” immediately following the semicolon at the end of Section 6.04(p), (2) deleting the period and inserting a semicolon in place thereof at the end of Section 6.04(q) and (3) inserting new Section 6.04(r) thereof, which shall read in its entirety as follows:

“(r) investments consisting of purchases of Equity Interests permitted by Section 6.06.”

(i) Section 6.06 of the Credit Agreement is hereby amended by (1) deleting the word “and” immediately following the semicolon at the end of paragraph (f) thereof, (2) (i) relabeling the current paragraph (g) as paragraph (j), (ii) deleting the words “paragraphs (a) through (f) above” in the first and second lines thereof and replacing such words with “paragraphs (a) through (i) above”, and (iii) inserting the words (A) “(or in respect of any Convertible Cash Settlement Payment)” immediately following the word “holders” in the fourth line of such paragraph, (B) “or such Dividend and Convertible Cash Settlement Payment, as applicable” immediately following the words “after giving effect to the payment of such Dividend” in the sixth line of such paragraph and (C) “(other than a Dividend made in connection with a Convertible Cash Settlement Payment)” immediately following the words “proposed Dividend” in the seventh line of such paragraph, and (3) inserting the following new paragraphs (g), (h) and (i) immediately after paragraph (f):

“(g) so long as there will exist no Default or Event of Default (both before and after giving effect to the payment thereof), Holdings may repurchase its common Equity Interests through open market purchases or through privately negotiated transactions in an aggregate amount not to exceed the Net Cash Proceeds of the Convertible Notes Offering (less the amount of such Net Cash Proceeds that has previously been used to finance a Permitted Acquisition pursuant to clause (iii)(w) of the proviso to the definition of “Permitted Acquisition”) (it being understood and agreed that, without duplication, the Borrower may directly make any purchases permitted by this clause (g) or may pay cash Dividends to Holdings for the purpose of enabling Holdings to make any such purchase, to the extent such Net Cash Proceeds shall have been actually contributed by Holdings to the Borrower);

(h) so long as there will exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may pay cash Dividends to Holdings in an amount not in excess of the amount of regularly scheduled cash interest payable on or during the period of 45 days following the date of such Dividend on outstanding Convertible Notes or any Permitted Holdings Debt incurred to refinance the Convertible Notes to the extent such Permitted Holdings Debt is a cash-pay instrument (to the extent permitted by the definition of the term “Permitted Holdings Debt”), provided that any such Dividends relating to any such cash interest payment must be paid not earlier than 45 days prior to the date when such cash interest is required to be paid by Holdings and the proceeds must be applied by Holdings to the payment of such interest when due;

(i) so long as there will exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may pay cash Dividends to Holdings for the purpose of making, so long as all proceeds thereof are promptly used by Holdings to make, a Convertible Cash Settlement Payment (x) funded with cash on hand of the Borrower (provided in the case of this clause (x) that (i) no such Dividend may be financed in whole or in part with any Revolving Borrowings or Incremental Term Borrowings, (ii) after giving effect to the payment of such Dividend, Holdings and its subsidiaries shall have on hand unrestricted cash and Cash Equivalents of not less than $60,000,000 and (iii) the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower certifying as to the matters set forth in clauses (i) and (ii) of this proviso) or (y) financed with the proceeds of a substantially contemporaneous issuance of Permitted Holdings Debt (to the extent the proceeds of such issuance shall have been actually contributed by Holdings to the Borrower); and”

(j) Section 6.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.09. Maximum Leverage Ratio. Permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio
Amendment No. 3 Effective Date to End of Third Fiscal Quarter 2007	4.50 to 1.0
Beginning of Fourth Fiscal Quarter 2007 to End of Fourth Fiscal Quarter 2007	4.25 to 1.0
Beginning of First Fiscal Quarter 2008 to End of First Fiscal Quarter 2008	4.00 to 1.0
Beginning of Second Fiscal Quarter 2008 to End of Third Fiscal Quarter 2008	3.75 to 1.0
Beginning of Fourth Fiscal Quarter 2008 to End of Fourth Fiscal Quarter 2008	3.50 to 1.0
Beginning of First Fiscal Quarter 2009 to End of First Fiscal Quarter 2009	3.00 to 1.0
Thereafter	2.50 to 1.0

(k) Section 6.14 of the Credit Agreement is hereby amended by inserting the words “, the Convertible Notes, any Permitted Holdings Debt” immediately following the words “Existing Notes” appearing in the fifth line thereof.

SECTION 4. Other Agreements. Holdings, the Borrower and the Required Lenders hereby agree that:

(a) no portion of any basket provided for in Section 6.05(a) of the Credit Agreement shall be deemed utilized by the receipt of the Net Cash Proceeds from the Designated Intellectual Property Transfers; and

(b) contemporaneously with the consummation of a Designated Intellectual Property Transfer, the assets sold, licensed, sublicensed or otherwise transferred in respect of such Designated Intellectual Property Transfer shall be deemed to have been automatically released from the Liens created pursuant to the Security Documents, and the Administrative Agent and the Collateral Agent are hereby authorized to take any action deemed appropriate to effect the foregoing.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent that, after giving effect to this Amendment and the transactions contemplated hereby, (a) this Amendment has been duly executed and delivered by Holdings, the Borrower and each Subsidiary Guarantor, (b) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (c) no Default or Event of Default has occurred and is continuing.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) Holdings, (iii) each Subsidiary Guarantor, (iv) the Required Lenders and (v) the Requisite Term Lenders; and

(b) the Administrative Agent shall have received, for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 (noon), New York City time, on July 31, 2007 (the “Signing Date”), an amendment fee in an amount equal to 0.10% of the sum of such Lender’s Revolving Credit Commitment (whether used or unused) and the principal amount of such Lender’s outstanding Term Loans, in each case as of the Signing Date.

Notwithstanding anything in this Section 6 to the contrary, the amendments to Section 6.09 of the Credit Agreement contemplated by Section 3(k) of this Amendment shall not become effective unless and until the Convertible Notes Offering is consummated.

SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the

Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 12. Reaffirmation of Guaranties and Security Documents. Each Subsidiary Guarantor (and, to the extent applicable, the Borrower), by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect and (b) affirms and confirms its guaranty of all of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Guarantee and Collateral Agreement and the other Security Documents as originally executed, and acknowledges and agrees that such guaranty, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement, as amended hereby, and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMI SEMICONDUCTOR, INC.,

By	/s/ Joe Passarello
Name:	Joe Passarello
Title:	Chief Financial Oficer

AMIS HOLDINGS, INC.,

By	/s/ Joe Passarello
Name:	Joe Passarello
Title:	Chief Financial Officer

AMI ACQUISITION LLC,

By	/s/ Joe Passarello
Name:	Joe Passarello
Title:	Chief Financial Officer

AMIS FOREIGN HOLDINGS INC.,

By	/s/ Joe Passarello
Name:	Joe Passarello
Title:	Chief Financial Officer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), individually and as Administrative Agent and Collateral Agent,

By	/s/ ROBERT HETU
Name: Robert Hetu
Title:	Managing Director

By

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3
CONSENT, WAIVER AND AGREEMENT
DATED AS OF AUGUST 1, 2007 TO
THE AMI SEMICONDUCTOR, INC.
CREDIT AGREEMENT
DATED AS OF APRIL 1, 2005
Name of Lender:
Galaxy CLO 2003-1, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager
By	/S/ STEVEN S. OH
Name:	Steve S. Oh
Title:	Managing Director
SIGNATURE PAGE TO AMENDMENT NO. 3
CONSENT, WAIVER AND AGREEMENT
DATED AS OF AUGUST 1, 2007 TO
THE AMI SEMICONDUCTOR, INC.
CREDIT AGREEMENT
DATED AS OF APRIL 1, 2005
Name of Lender:
Galaxy V CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager
By	/S/ STEVEN S. OH
Name:	Steve S. Oh
Title:	Managing Director
SIGNATURE PAGE TO AMENDMENT NO. 3
CONSENT, WAIVER AND AGREEMENT
DATED AS OF AUGUST 1, 2007 TO
THE AMI SEMICONDUCTOR, INC.
CREDIT AGREEMENT
DATED AS OF APRIL 1, 2005
Name of Lender:
Saturn CLO, Ltd.
By: AIG Global Investment Corp.,
Its Collateral Manager
By	/S/ STEVEN S. OH
Name:	Steve S. Oh
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 CONSENT, WAIVER AND AGREEMENT DATED AS OF AUGUST 1, 2007 TO THE AMI SEMICONDUCTOR, INC. CREDIT AGREEMENT DATED AS OF APRIL 1, 2005 Name of Lender: KZH SOLEIL-2 LLC
By	/S/ WAI KEE LEE
Name:	Wai Kee Lee
Title:	Authorized Agent
SIGNATURE PAGE TO AMENDMENT NO. 3 CONSENT, WAIVER AND AGREEMENT DATED AS OF AUGUST 1, 2007 TO THE AMI SEMICONDUCTOR, INC. CREDIT AGREEMENT DATED AS OF APRIL 1, 2005 Name of Lender: Bank of America, NA
By	/S/ CHRISTINA FELSING
Name:	Christina Felsing
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

CREDIT SUISSE LOAN FUNDING LLC

By	/S/ BARRY ZAMORE
Name:	Barry Zamore
Title:	Managing Director
By	/S/ ROBERT HEALEY
Name:	Robert Healey
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Madison Park Funding IV, Ltd.

By: Credit Suisse Alternative Capital, Inc.

As Collateral Manager

By	/S/ THOMAS FLANNERY
Name:	Thomas Flannery
Title:	Authorized Signatory
SIGNATURE PAGE TO AMENDMENT NO. 3 CONSENT, WAIVER AND AGREEMENT DATED AS OF AUGUST 1, 2007 TO THE AMI SEMICONDUCTOR, INC. CREDIT AGREEMENT DATED AS OF APRIL 1, 2005 Name of Lender: Atrium III
By	/S/ THOMAS FLANNERY
Name:	Thomas Flannery
Title:	Authorized Signatory
SIGNATURE PAGE TO AMENDMENT NO. 3 CONSENT, WAIVER AND AGREEMENT DATED AS OF AUGUST 1, 2007 TO THE AMI SEMICONDUCTOR, INC. CREDIT AGREEMENT DATED AS OF APRIL 1, 2005 Name of Lender: Atrium IV
By	/S/ THOMAS FLANNERY
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Castle Garden Funding

By	/S/ THOMAS FLANNERY
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Credit Suisse Syndicated Loan Fund

By	/S/ THOMAS FLANNERY
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Madison Park Funding I, Ltd.

By	/S/ THOMAS FLANNERY
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Madison Park Funding VI, Ltd.

By: Credit Suisse Alternative Capital Inc.,

As Collateral Manager

By	/S/ THOMAS FLANNERY
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Atrium V

By: Credit Suisse Alternative Capital, Inc.,

As Collateral Manager

By	/S/ THOMAS FLANNERY
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

GENERAL ELECTRIC CAPITAL CORPORATION

By	/S/ AMANDA J VAN HEYST
Name:	Amanda J. van Heyst
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

AIM FLOATING RATE FUND

By: INVESCO Senior Secured Management, Inc.

As Sub-Adviser

By	/S/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Atlas Loan Funding (Navigator), LLC

By: Atlas Capital Funding, Ltd.

By: Structured Asset Investors, LLC

Its Investment Manager

By	/S/ DIANA M. HINES
Name:	Diana Hines
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

AVALON CAPITAL, LTD. 3

By: INVESCO Senior Secured Management, Inc.

As Asset Manager

By	/S/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

DIVERSIFIED CREDIT PORTFOLIO LTD.

By: INVESCO Senior Secured Management, Inc.

As Investment Adviser

By	/S/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

KATONAH V, LTD.

By: INVESCO Senior Secured Management, Inc.

As Investment Manager

By	/S/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

LIMEROCK CLO I

By: INVESCO Senior Secured Management, Inc.

As Manager

By	/S/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

NAUTIQUE FUNDING II LTD.

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager

By	/S/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

NAUTIQUE FUNDING LTD.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/S/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory
SIGNATURE PAGE TO AMENDMENT NO. 3 CONSENT, WAIVER AND AGREEMENT DATED AS OF AUGUST 1, 2007 TO THE AMI SEMICONDUCTOR, INC. CREDIT AGREEMENT DATED AS OF APRIL 1, 2005 Name of Lender: WASATCH CLO LTD
By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By	/S/ THOMAS EWALD
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Key Bank National Association

By	/S/ JOHN H. BROCK
Name:	John H. Brock
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

LEHMAN COMMERCIAL PAPER INC.

By	/S/ MICHAEL E. MASTERS
Name:	Michael E. Masters
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Mizuho Corporate Bank, Ltd.

By	/S/ JAMES FAYEN
Name:	James Fayen
Title:	Deputy General Manager

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Centaurus Loan Trust

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

As Investment Adviser

By	/S/ ROBERT HOFFMAN
Name:	Robert Hoffman
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Clydesdale CLO 2004, Ltd.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

As Investment Manager

By	/S/ ROBERT HOFFMAN
Name:	Robert Hoffman
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Clydesdale CLO 2005, Ltd.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

As Investment Manager

By	/S/ ROBERT HOFFMAN
Name:	Robert Hoffman
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Clydesdale Strategic CLO I, Ltd.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

As Investment Manager

By	/S/ ROBERT HOFFMAN
Name:	Robert Hoffman
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Ncram Senior Loan Trust 2005

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

As Investment Adviser

By	/S/ ROBERT HOFFMAN
Name:	Robert Hoffman
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

NORTH FORK BUSINESS CAPITAL CORP.

By	/S/ RON WALKER
Name:	Ron Walker
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Putnam Diversified Income Trust

By	/S/ BETH MAZOR
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Putnam Floating Rate Income Fund

By	/S/ BETH MAZOR
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Putnam Premier Income Trust

By	/S/ BETH MAZOR
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Putnam Variable Trust – PVT Diversified Income Fund

By	/S/ BETH MAZOR
Name:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

EAGLE LOAN TRUST

By: Stanfield Capital Partners, LLC

As its Collateral Manager

By	/S/ DAVID FREY
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Stanfield Veyron CLO, Ltd

By: Stanfield Capital Partners, LLC

As its Collateral Manager

By	/S/ DAVID FREY
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Stanfield Bristol CLO, Ltd.

By: Stanfield Capital Partners, LLC As its Collateral Manager
By	/S/ DAVID FREY
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Stanfield Vantage CLO, Ltd

By: Stanfield Capital Partners, LLC As its Asset Manager
By	/S/ DAVID FREY
Name:	David Frey
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

Sumitomo Mitsui Banking Corporation

By	/S/ LEO E. PAGARIGAN
Name:	Leo Pagarigan
Title:	General Manager

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

US Bank National Association

By	/S/ JAMES W. HENKEN
Name:	James Henken
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3

CONSENT, WAIVER AND AGREEMENT

DATED AS OF AUGUST 1, 2007 TO

THE AMI SEMICONDUCTOR, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 1, 2005

Name of Lender:

ZIONS FIRST NATIONAL BANK

By	/S/ MICHAEL J. POLL
Name:	Michael Poll
Title:	Director of Regional Credit